UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 4, 2014

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Four Embarcadero Center, Suite 3200 San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Digital Realty Trust, Inc.

On April 7, 2014, Digital Realty Trust, Inc., which we refer to as “we,” “us,” or “our,” as the sole general partner of Digital Realty Trust, L.P., which we refer to as the “operating partnership,” executed the First Amendment to Thirteenth Amended and Restated Agreement of Limited Partnership, or the First Amendment, of the operating partnership in connection with our completion of an underwritten public offering of 2,000,000 shares, or the Additional Shares, of our 7.375% Series H Cumulative Redeemable Preferred Stock, par value $0.01 per share, or the Series H Preferred Stock, on April 7, 2014, or the Additional Series H Preferred Stock Offering. Previously, on March 26, 2014, we had completed an underwritten public offering of 12,000,000 shares of our Series H Preferred Stock, or the Initial Series H Preferred Stock Offering.

The First Amendment designates and authorizes the issuance to us by the operating partnership of an additional 2,000,000 units, or the Additional Units, of the operating partnership’s 7.375% Series H Cumulative Redeemable Preferred Units, or the Series H Preferred Units, for a total of up to 15,800,000 Series H Preferred Units. The Additional Units have substantially similar rights, preferences and other privileges as the Additional Shares.

A copy of the First Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.

Item 3.02 Unregistered Sales of Equity Securities.

Digital Realty Trust, L.P.

In connection with the closing of the Additional Series H Preferred Stock Offering on April 7, 2014, and the partial exercise by the underwriters in the Initial Series H Preferred Stock Offering of their over-allotment option, or the Option Exercise, the operating partnership issued to us 2,600,000 Series H Preferred Units in exchange for our contribution to the operating partnership of the net proceeds from the Additional Series H Preferred Stock Offering and the Option Exercise. The Series H Preferred Units have substantially similar rights, preferences and other privileges as the Series H Preferred Stock. The operating partnership issued the additional 2,600,000 Series H Preferred Units to us in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, based on our status as a publicly traded NYSE-listed company with over $9 billion in total consolidated assets and as its majority owner and general partner.

Item 3.03 Material Modifications to Rights of Security Holders.

Digital Realty Trust, Inc.

On March 25, 2014, we filed with the State Department of Assessments and Taxation of Maryland, or the SDAT, articles supplementary, which we refer to as the Original Articles Supplementary, to our charter, classifying and designating 13,800,000 of our authorized capital stock as shares of Series H Preferred Stock. A summary description of the powers, preferences and privileges of the Series H Preferred Stock was included under Item 3.03 to the Current Report on Form 8-K filed on March 26, 2014 and is incorporated herein by reference.

2

On April 4, 2014, we filed with the SDAT a certificate of correction, or the Certificate of Correction, to the Original Articles Supplementary to permit the Exchange Cap (as defined in the Original Articles Supplementary) to be increased on a pro rata basis with respect to any additional shares of Series H Preferred Stock designated and authorized for issuance pursuant to any subsequent articles supplementary.

On April 4, 2014, we also filed with the SDAT, articles supplementary, which we refer to as the Additional Articles Supplementary, classifying and designating an additional 2,000,000 shares of our authorized capital stock as shares of Series H Preferred Stock.

The foregoing description of the Certificate of Correction and Additional Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Certificate of Correction and Additional Articles Supplementary filed with the SDAT on April 4, 2014, which Certificate of Correction and Additional Articles Supplementary are filed as Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Digital Realty Trust, L.P.

On April 7, 2014, we, as the sole general partner of the operating partnership, executed the First Amendment creating the Additional Units that mirror the rights and preferences of the Additional Shares described above. At the closing, we contributed the net proceeds of the Additional Series H Preferred Stock Offering and the Option Exercise to the operating partnership in exchange for 2,600,000 Series H Preferred Units. If shares of Series H Preferred Stock are converted into shares of our common stock, the operating partnership will convert an equal number of Series H Preferred Units into units of common partnership interest in the operating partnership, and if shares of Series H Preferred Stock are converted into consideration other than shares of our common stock, the operating partnership will retire an equal number of Series H Preferred Units. The terms of conversion of the Series H Preferred Stock are described under Item 3.03 to our Current Report on Form 8-K filed on March 26, 2014, and are incorporated herein by reference. A complete description of the Series H Preferred Units is contained in the Thirteenth Amended and Restated Agreement of Limited Partnership of the operating partnership filed as Exhibit 3.1 to the Current Report on Form 8-K filed on March 26, 2014 and incorporated herein by reference, as amended by the First Amendment.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Digital Realty Trust, Inc.

On April 4, 2014, we filed the Certificate of Correction with the SDAT to permit the Exchange Cap (as defined in the Original Articles Supplementary) to be increased on a pro rata basis with respect to any additional shares of Series H Preferred Stock designated and authorized for issuance pursuant to any subsequent articles supplementary. The Certificate of Correction was effective upon filing.

On April 4, 2014, we filed the Additional Articles Supplementary with the SDAT designating the powers, preferences and privileges of the Additional Shares. The Additional Articles Supplementary were effective upon filing.

The foregoing description of the Certificate of Correction and Additional Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Certificate of Correction and Additional Articles Supplementary filed with the SDAT on April 4, 2014, which Certificate of Correction and Additional Articles Supplementary are filed as Exhibit 3.2 and Exhibit 3.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Digital Realty Trust, L.P.

Effective April 7, 2014, we, as the sole general partner of the operating partnership, executed the First Amendment, designating and authorizing an additional 2,000,000 Series H Preferred Units, for a total of up to 15,800,000 Series H Preferred Units. The information about the First Amendment under Items 1.01 and 3.03 of this Current Report on Form 8-K is incorporated herein by reference. A copy of the First Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	First Amendment to Thirteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P.

3.2	Certificate of Correction

3.3	Articles Supplementary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: April 9, 2014

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel
and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills
Senior Vice President, General Counsel
and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	First Amendment to Thirteenth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P.

3.2	Certificate of Correction

3.3	Articles Supplementary